As filed with the Securities and Exchange Commission on April 30, 2019

File No. 002-35566

811-01976

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 76 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54 ☒

Sequoia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street, Suite 5000

New York, NY 10019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 686-6884

(Name and Address of Agent for Service) John B. Harris Ruane, Cunniff & Goldfarb L.P. 9 West 57th Street Suite 5000 New York, New York 10019	Copy to: Paul M. Miller Seward & Kissel LLP 901 K Street, NW Washington, D.C. 20001

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ticker: SEQUX
PROSPECTUS
May 1, 2019
Beginning on February 12, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.sequoiafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary.
You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue to receive paper copies of your shareholder reports by calling 1-800-686-6884.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the Adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Sequoia Fund
May 1, 2019

Sequoia Fund
May 1, 2019

SEQUOIA FUND, INC. (the “Fund”)
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
The Fund does not impose any sales charges, exchange fees or redemption fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.06%
Total Annual Fund Operating Expenses*	1.06%
Expense Reimbursement by Investment Adviser*	(0.06)%
Net Annual Fund Operating Expenses*	1.00%
*
It is the intention of Ruane, Cunniff  & Goldfarb L.P. (the “Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This reimbursement is a provision of the Adviser’s investment advisory contract with the Fund and the reimbursement will be in effect only so long as that investment advisory contract is in effect.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.
No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund typically sells the equity security of a company when the company shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.
Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government

Sequoia Fund
May 1, 2019

securities. Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund usually invests its cash reserves principally in U.S. Government securities. The Fund is classified as non-diversified.
Principal Risks
•
Market Risk.   This is the risk that the value of the Fund’s investments will fluctuate as the stock markets fluctuate and that prices overall will decline, perhaps severely, over short-term or long-term periods. You may lose money by investing in the Fund.

•
Value Investing Risk.   Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

•
Non-Diversification Risk.   The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

•
Foreign (Non-U.S.) Risk.   This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

•
Currency Risk.   This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

•
Small-Cap and Mid-Cap Company Risk.   Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

•
Growth Company Risk.   The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

•
Risks of Investing in a Managed Fund.   Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

•
Illiquid Investments Risk.   When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, you may lose money by investing in the Fund.

Sequoia Fund
May 1, 2019

Bar Chart and Performance Information
The bar chart and the table shown below provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund’s performance from year-to-year over a 10-year period and by showing how the Fund’s average annual returns for one, five, and ten years compare to the Standard & Poor’s 500 Index (“S&P 500 Index”), a broad-based securities market index. The Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.
During the period shown in the bar chart, the highest return for a quarter was 12.59% (4th quarter 2011) and the lowest return for a quarter was (12.62)% (4th quarter 2018).
Average Annual Total Returns
(for the periods ended December 31, 2018)
	1 Year	5 Years	10 Years
Sequoia Fund
Return Before Taxes	(2.62)%	1.65%	10.18%
Return After Taxes on Distributions	(7.25)%	(1.09)%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares	1.97%	1.17%	8.35%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
After-tax returns are estimates, which are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser
The Fund’s investment adviser is Ruane, Cunniff  & Goldfarb L.P.

Sequoia Fund
May 1, 2019

Portfolio Managers
The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
Employee	Title	Length of Service with the Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
D. Chase Sheridan	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Purchase and Sale of Fund Shares
Your purchase of Fund shares is subject to the following minimum initial investment amounts:
Type of Account	Minimum Initial Investment
Regular	$5,000
IRA	$2,500
The Fund does not impose minimum investment amounts with respect to subsequent investments.
You may redeem your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the “Exchange”) is open. You may redeem Fund shares by contacting the Fund: (i) by telephone at 800-686-6884; (ii) in writing c/o DST Systems Inc., P.O. Box 219477, Kansas City, Missouri 64121-9477; or (iii) through the Internet at www.sequoiafund.com (if you have online transaction capabilities). You may redeem Fund shares held indirectly through a financial intermediary by contacting that financial intermediary directly.
Tax Information for the Fund
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for recordkeeping, shareholder servicing and other administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sequoia Fund
May 1, 2019

MANAGEMENT OF THE FUND
Investment Adviser
The Fund’s investment adviser is Ruane, Cunniff  & Goldfarb L.P. (the “Adviser”), 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). Ruane, Cunniff  & Goldfarb LLC (the “Distributor”), an affiliate of the Adviser, is a registered broker-dealer and a member of the Exchange.
The Adviser furnishes investment advisory services to the Fund pursuant to an investment advisory contract (the “Advisory Contract”). Under the Advisory Contract, the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. Pursuant to the Advisory Contract, the Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of  $30 million of net assets plus 1.00% of the Fund’s average daily net asset value in excess of  $30 million. This reimbursement will be in effect only so long as the Advisory Contract is in effect. For the fiscal year ended December 31, 2018, the Fund’s payment to its investment adviser (which until March 31, 2018 was the Adviser’s parent, Ruane, Cunniff  & Goldfarb Inc. (“RCG Inc.”)) amounted to 0.94% of the Fund’s average daily net assets, after subtracting certain Fund operating expenses that the Adviser reimbursed to the Fund.
A discussion regarding the basis for the approval by the Board of Directors (the “Board”) of the Advisory Contract is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2018.
Portfolio Managers and Investment Committee
John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person’s principal occupation during the past five years:
Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*	President and Chief Executive Officer of the Fund since May 2018; Managing Director of the Adviser, Management Committee member of RCG-GP LLC (the Adviser’s general partner) and analyst of the Adviser since February 2018. Prior thereto, he was a Management Committee member of RCG Inc. since 2016 and an analyst of the Adviser or RCG Inc. since prior to 2014.
Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2014.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2014.
D. Chase Sheridan	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2014.
*
Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons’ ownership of the Fund’s securities.

Sequoia Fund
May 1, 2019

Legal Proceedings
On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardner, derivatively and on behalf of the Fund, filed a suit against Ruane, Cunniff  & Goldfarb Inc., Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund is also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserts derivative claims in connection with certain of the Fund’s investments against the Defendants for alleged breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff  & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York (Manhattan). In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a notice of appeal from the court’s dismissal. On July 5, 2018, the Supreme Court Appellate Division, First Department, unanimously affirmed the dismissal of all claims. On November 29, 2018, the plaintiffs filed an application for leave to appeal the Appellate Division’s ruling to the New York Court of Appeals. That application was denied on February 21, 2019.
On November 14, 2017, Donald Tapert, derivatively and on behalf of the Fund, filed a suit against David M. Poppe, Edward Lazarus, Robert L. Swiggett, Roger Lowenstein, Tim Medley, John B. Harris, Peter Atkins, Melissa Crandall, Robert D. Goldfarb, and Ruane, Cunniff  & Goldfarb Inc., in the Baltimore City Circuit Court, Maryland. The Fund is also named in the suit as a Nominal Defendant. The complaint asserts derivative claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, waste of corporate assets, and unjust enrichment. The case is Donald Tapert v. David M. Poppe et al., Case No. 24-C-17-005430 Baltimore City Circuit Court, Maryland. Defendants have moved to dismiss the complaint which motion is currently pending before the Court.
On February 9, 2018, Charles Wilfong & Ann R. Wilfong JTWROS, derivatively and on behalf of the Fund, filed a suit against Ruane, Cunniff  & Goldfarb Inc., Robert D. Goldfarb, David Poppe and Roger Lowenstein, in the Supreme Court of the State of New York. The Fund is also named in the suit as a Nominal Defendant. The complaint asserts derivative claims for breach of duty of loyalty, breach of duty of care, and wrongful refusal to take action. The case is Charles Wilfong v. Ruane, Cunniff  & Goldfarb Inc. et al., 650699/2018, Supreme Court of the State of New York, County of New York (Manhattan). The action has been stayed pending a decision on the motion to dismiss in the Tapert action.
On May 21, 2018, Thomas Edwards and Michael Fortune, individually and as representatives of a purported class, filed a suit against the Fund in the United States District Court in the Southern District of New York. The complaint asserts a claim for breach of contract. The case is Edwards v. Sequoia Fund, Inc., Case No. 1:18-cv-04501, S.D.N.Y. On October 18, 2018, the court granted defendant’s motion to dismiss all claims. On November 15, 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit. The appeal has been fully briefed and oral argument scheduled for June 13, 2019.
On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the United States District Court for the Southern District of New York against Ruane, Cunniff  & Goldfarb Inc., DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles E. Haldeman, Jr., Samuel G. Liss and John Does 1-20. The Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., Case No. 1:16-cv-01900-WHP, U.S. District Court for the Southern District of New York. Upon being presented with an arbitration agreement between plaintiff and DST, plaintiff dismissed without prejudice all claims against all of the defendants other than Ruane, Cunniff  & Goldfarb Inc., which was thereby the only defendant remaining in the case. On August 15, 2017, the court granted Ruane, Cunniff  & Goldfarb Inc.’s motion to compel arbitration and the case was dismissed on August 17,2017. On September 8, 2017, the plaintiffs filed a notice of appeal from the Court’s Order granting the motion to compel arbitration and dismissing the case. On June 29, 2018 the plaintiffs filed a brief with the United States Court of Appeals to appeal the Court’s Order, and on February 5, 2019 oral argument was heard on the appeal.
On September 1, 2017, plaintiffs Michael L. Ferguson, Myrl C. Jeffcoat and Deborah Smith, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against Ruane, Cunniff  & Goldfarb Inc., DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., George L. Argyros, Tim Bahr, Jerome H. Bailey, Lynn Dorsey

Sequoia Fund
May 1, 2019

Bleil, Lowell L. Bryan, Ned Burke, John W. Clark, Michael G. Fitt, Gary D. Forsee, Steven Gebben, Gregg Wm. Givens, Kenneth Hager, Charles E. Haldeman, Jr., Lawrence M. Higby, Joan Horan, Stephen Hooley, Robert T. Jackson, Gerard M. Lavin, Brent L. Law, Samuel G. Liss, Thomas McDonnell, Jude C. Metcalfe, Travis E. Reed, M. Jeannine Strandjord, Beth Sweetman, Douglas Tapp and Randall Young. The Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty under ERISA, breach of trust, and other claims. The case is Ferguson, et al. v. Ruane, Cunniff  & Goldfarb Inc., Case No. 1:17-cv-06685 (S.D.N.Y.). On July 25, 2018, the plaintiff in the Ostrander case referred to below filed a motion in Ferguson seeking to intervene in that case to assert a class action on behalf of certain Plan participants. The court denied the motion to intervene on March 29, 2019.
On September 7, 2017, plaintiff Stephanie Ostrander, as representative of a class of similarly situated persons, and on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed suit in the Western District of Missouri against DST Systems, Inc., The Advisory Committee of the DST Systems, Inc,. 401(k) Profit Sharing Plan, The Compensation Committee of The Board of Directors of DST Systems, Inc., Ruane, Cunniff  & Goldfarb, Inc. and John Does 1-20. The complaint asserted claims for alleged breach of fiduciary duty, breach of trust, and other claims. The case is Ostrander v. DST Systems, Inc. et al., Case No. 4:17-cv-00747-GAF. The Fund is not a defendant in this lawsuit. On February 2, 2018, the court granted the defendants’ motion to dismiss all claims.
On September 28, 2018, counsel for Stephanie Ostrander filed another suit, Canfield v. SS&C Tech. Holdings, Inc. et al., asserting claims that are virtually identical to those asserted in the Cooper, Ferguson and Ostrander cases. The Fund is not a defendant in this lawsuit.
On November 5, 2018, counsel for Stephanie Ostrander filed another suit, Mendon v. SS&C Tech. Holdings, Inc. asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, Ostrander and Canfield cases. The Fund is not a defendant in this lawsuit.
On August 6, 2018, eleven participants of the DST Profit Sharing Plan submitted arbitration demands (the “Demands”) to the American Arbitration Association. The Demands assert claims that are virtually identical to those in the Cooper, Ferguson, Ostrander and Canfield cases. An additional approximately 250 claimants have sent demands, similar to the Demands, for submission to the American Arbitration Association, and Ruane, Cunniff  & Goldfarb Inc. anticipates that additional claimants may file similar demands. The Fund is not a defendant in these proceedings. Plaintiffs’ counsel in Ferguson has entered into a common interest agreement with the Department of Labor, which has investigated and raised issues concerning the DST Profit Sharing Plan and the activities of its fiduciaries, is actively involved in the case and is seeking to facilitate a settlement among the parties. All parties representing interests of the plaintiffs have agreed to attempt to resolve these matters through negotiation and mediation and have indicated that if the settlement discussions are not successful, the parties will file additional proceedings asserting claims similar to those that have already been filed. It is not expected that the Fund will be a party in these additional proceedings.
Ruane, Cunniff  & Goldfarb Inc. believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them. The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Sequoia Fund
May 1, 2019

PURCHASE AND SALE OF SHARES
How the Fund Values Its Shares
The Fund calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations or, if such quotations are not readily available or are determined to be unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.
When it uses fair value pricing, the Fund may take into account various factors that it deems appropriate, including developments related to the specific security, price and trading comparisons of securities of comparable issuers, the liquidity of the market for the security and current valuations of appropriate surrogates such as American Depositary Receipts or foreign futures indices. Fair value pricing involves subjective judgments. Accordingly, it is possible that the fair value price determined for a security will differ materially from the price that is realized upon the sale of that security.
The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market movements, may have occurred in the interim.
Subject to its oversight, the Board has delegated responsibility for valuing the Fund’s assets to the Adviser. The Adviser values the Fund’s assets in accordance with the valuation policies and procedures approved by the Board.
Your order for purchase of shares is priced at the next-determined NAV calculated after your order is received in “good order” (see definition under “Additional Purchase Information”) by the Fund. If you purchase or redeem shares on a day when the Exchange is closed, the NAV will be determined as of the close of business on the next following day that the Exchange is open for trading. Since certain securities owned by the Fund trade on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.
The Fund reserves the right to reject any order to purchase shares (including additional investments by existing shareholders).
How to Buy Shares
You may purchase shares of the Fund directly by mail, by wire transfer or through the Internet at www.sequoiafund.com (if you have online transaction capabilities) or indirectly through participating financial intermediaries that have selling or other similar arrangements with the Fund. After you have established an account with the Fund directly and made your first purchase, you may make subsequent purchases by mail or telephone or through the Internet at www.sequoiafund.com (if you have online transaction capabilities) or the Fund’s automatic investment plan. The Fund accepts purchase orders for fractional shares.
The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice.
Important Note to New Taxable Investors:   As of March 31, 2019, the net unrealized appreciation of the Fund’s portfolio was approximately 40.3% of the Fund’s net assets. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should carefully consider the potential tax effects prior to making an investment in the Fund.

Sequoia Fund
May 1, 2019

Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person opening an account with the Fund. If you are opening an account with the Fund and do not provide the requested information, the Fund (or its transfer agent) may not be able to open an account for you. If the Fund (or its transfer agent) is unable to verify your identity, or believes that it has identified potentially criminal activity, the Fund reserves the right to close your account or take such other action it deems reasonable or required by law.
Limitations or Restrictions on Purchases of Fund Shares
The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund’s investment strategy or objective. When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund’s investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.
When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies a limitation or restriction, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com. Investors may request information about any limitation or restriction by calling the Fund at 800-686-6884.
The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares. The SAI provides more information about why and when the Fund may impose limitations or restrictions on purchases of Fund shares.
Purchases By Mail
To make your initial purchase of Fund shares by mail, complete the appropriate account application (located on the Fund’s website), make a check payable to “Sequoia Fund, Inc.,” and send the completed account application and check to:
If by mail: Sequoia Fund, Inc. c/o DST Systems, Inc. P.O. Box 219477 Kansas City, MO 64121-9477	If via express delivery, registered or certified mail: Sequoia Fund, Inc. c/o DST Systems, Inc. 430 West 7th Street Kansas City, MO 64105
Please note that an account cannot be opened by mail without a completed and signed account application.
To make subsequent purchases by mail, make a check payable to “Sequoia Fund, Inc.” and mail the check to the above-referenced address that corresponds to the method of delivery. Please include your account number on the check. You will be charged a fee (minimum of  $5.00) for any check used for the purchase of Fund shares that is returned unpaid.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.
The transfer agent has adopted reasonable procedures to protect against unauthorized or ambiguous transactions. Assuming the transfer agent acts properly on your instructions and follows such procedures, neither the Fund, nor the transfer agent, will be responsible for any losses due to unauthorized or ambiguous instructions.
Purchases by Wire
To open an account with the Fund and make an initial purchase of Fund shares by wire, call 1-800-686-6884 for details. You must complete the appropriate account application prior to purchasing Fund shares by wire.
To make subsequent purchases by wire, wire your funds using the instructions set forth below. As indicated below, please include the Fund’s name and your account number on the wiring instructions.
UMB Bank, N.A.
ABA #101000695
Sequoia Fund, Inc.
DDA Acct. #9871691772
Ref: (Name and Account Number)

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May 1, 2019

Wired funds must be received by the Fund prior to the close of the Exchange on any day in order to receive the Fund’s NAV for that day. Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.
Purchases Through the Internet
You may open only the following types of accounts at www.sequoiafund.com: individual, joint, Transfer on Death, UGMA/UTMA and Traditional, SEP, Rollover and Roth IRAs (“Eligible Online Accounts”). Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online. To purchase shares online, you must have Automated Clearing House (“ACH”) instructions on your account. The ACH network is an electronic funds transfer system, which is governed by rules established by the National Automated Clearing House Association, an electronic payments association and the Federal Reserve. Purchases of Fund shares online will be completed via ACH, and the amount of the purchase will be deducted from your bank account. Your account with the Fund will be credited with Fund shares on the trade date, but the dollar amount will not post until it clears the banking system.
If you plan to purchase Fund shares through the Internet, please review the important information below under “Information about Online Account Information and Transactions.”
Additional Purchases by Telephone
You may not make initial purchases of Fund shares by telephone. You may, however, make additional purchases of Fund shares by telephone if you have elected such option on the account application and provided the Fund with the necessary information to complete such purchases. Call 1-800-686-6884 for details. Purchases of Fund shares by telephone will be completed via ACH, and the amount of the purchase will be deducted from your bank account. Your account with the Fund will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.
Additional Purchases by the Automatic Investment Plan via ACH
You may not make initial purchases of Fund shares by ACH other than through online transaction privileges. You may, however, make additional purchases of Fund shares by ACH if you have elected the automatic investment plan option on the account application and provided the Fund with the necessary information to complete such purchases. Through the automatic investment plan, you can make fixed, periodic purchases of Fund shares by means of automatic money transfers (ACH transfers) from your bank account. Such purchases are accepted on the 1st day and 15th day of each month. Please allow up to 15 days to establish the automatic investment plan for your Fund account. The Fund may amend or terminate the terms and conditions of the automatic investment plan option at any time, and will notify you at least 30 days in advance if it does so.
You can cancel or modify the automatic investment plan with respect to your Fund account by making your cancellation or modification request: (i) in writing and sending the request to the address listed below; or (ii) through the Internet at www.sequoiafund.com.
If by mail: Sequoia Fund, Inc. c/o DST Systems, Inc. P.O. Box 219477 Kansas City, MO 64121-9477	If via express delivery, registered or certified mail: Sequoia Fund, Inc. c/o DST Systems, Inc. 430 West 7th Street Kansas City, MO 64105
Please allow up to three days to cancel or modify the automatic investment plan for your Fund account.

Sequoia Fund
May 1, 2019

Additional Purchase Information
Orders for the purchase of Fund shares will not be accepted unless they are in “good order.” A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes:
(i)
Your account number;

(ii)
The number of shares to be purchased or the dollar value of the amount to be purchased;

(iii)
Any required signatures of all account owners exactly as they are registered on the account;

(iv)
Any required signature guarantees; and

(v)
Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships, and for certain types of other accounts.

Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third-party checks (i.e., any check which is not made payable to the Fund, DST Systems, Inc. or a retirement account custodian), credit cards, money orders, travelers’ checks, bearer securities, cashier’s checks and cash will not be accepted. You will be charged a fee (minimum of $5.00) for any check used for the purchase of Fund shares that is returned unpaid. If you purchased Fund shares by check, you may not receive the proceeds of a subsequent redemption request until there is a reasonable belief that the check has cleared, which may take up to 15 calendar days after the purchase date.
The transfer agent has adopted reasonable procedures to protect against unauthorized transactions made by telephone. Assuming the transfer agent acts properly on telephone instructions and follows such procedures, neither the Fund nor the transfer agent will be responsible for any losses due to transactions authorized by telephone.
Individual Retirement Accounts
You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares. There is an annual fee of  $12.00 for an IRA account.
How to Redeem Shares
You may redeem your shares (i.e., sell your shares to the Fund) on any day the Exchange is open. Your redemption price is the next NAV calculated after your order is received by the Fund. There is no redemption charge. Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a written request in “good order.” The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an emergency as determined by the SEC. If you purchased Fund shares by check you may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to 15 days after payment has been received. Wires for direct accounts are subject to a $10.00 fee.
By Mail
•
You may send a written request for redemption to:

Sequoia Fund, Inc.
c/o DST Systems Inc.
P.O. Box 219477
Kansas City, MO 64121-9477
•
Your request must include your account number and the number of shares to be redeemed or the dollar value of the amount to be redeemed. If your redemption request is more than $50,000, if your address has changed within the 60 days prior to the request, or if you would like your check to be sent to a third party or an address other than the address of record, your redemption request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution. An acknowledgment by a notary public is not acceptable. If your request involves a redemption amount of more than $250,000, please include your telephone number. Certain shareholders, such as corporations,

Sequoia Fund
May 1, 2019

trusts and estates, may be required to submit additional documentation. The Fund participates in the Securities Transfer Agents Medallion Program (STAMP) Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the program and may not require additional documentation.
•
If you choose to have your redemption proceeds sent to the bank of record, please indicate if you would like to receive the proceeds via ACH (2 business days) or wire (next business day, subject to a $10 wire fee (your bank also may charge a fee)). If you are providing new bank instructions, the request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution. An acknowledgment by a notary public is not acceptable.

•
If your shares are held in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares. The signature on the stock power must be guaranteed.

By Telephone or Through the Internet
You may make a redemption request of  $50,000 or less (per account per business day) by telephone or through the Internet, which does not require a signature guarantee, unless your address has changed within the 60 days prior to the request. All other redemption requests must have signature guarantees as described above.
If you plan to redeem Fund shares through the Internet, please review the important information below under “Information about Online Account Information and Transactions.”
Payment of Redemption Requests
•
Unless otherwise prohibited by law, the Fund may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

•
The Fund has adopted a policy under which the Fund may limit cash payments in connection with redemption requests to $250,000 during any ninety (90) day period. As a result, the Fund may pay you in securities or partly in securities if the amount of Fund shares that you redeem is more than $250,000.

•
It is highly likely that the Fund will pay you in securities or partly in securities if you make a redemption (or series of redemptions) in an amount greater than $250,000.

•
When satisfying redemption requests with portfolio securities, the Fund will deliver portfolio securities to you regardless of whether you have a brokerage or bank account into which you can take delivery of the securities.

•
If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate more than $250,000) and you have a brokerage or bank account into which portfolio securities can be delivered, you must provide the Fund with information about the brokerage or bank account, including the name of the broker or bank, their Depository Trust Company (DTC) participant account number and your brokerage or bank account number, and your telephone number at the time of your redemption request.

•
If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate more than $250,000) and you do not have a brokerage or bank account into which the portfolio securities can be delivered, the Fund will determine the value of the portfolio securities to be delivered to you in redemption as of the date of redemption and:

•
If the portfolio securities are certificated, the Fund will send you by registered mail a certificate or certificates representing the securities promptly upon its receipt of the certificate or certificates from the issuer or issuers. The issuer or issuers of the portfolio securities may not send certificates representing the securities to the Fund for a period of days. You may be unable to sell certificated portfolio securities registered in your name until you have received the certificate evidencing the securities; or

•
If the portfolio securities are not certificated, the Fund will send you a letter by registered mail confirming that the portfolio securities have been registered in your name by the transfer agent of the issuer.

Sequoia Fund
May 1, 2019

•
As noted above, the Fund may take up to seven days to satisfy a redemption request. To avoid delays in receiving portfolio securities, you should establish a brokerage or bank account into which the securities can be delivered and, as set forth above, provide the Fund with the brokerage or bank account information at the time of your redemption request.

•
You should understand that you will incur brokerage and other costs in connection with the sale of any portfolio security that you receive in connection with a redemption request. You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares. If provided with notice in advance of your chosen redemption date, the Fund’s management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.

Automatic Withdrawal Plan
•
You may elect an Automatic Withdrawal Plan (the “Plan”), at no cost, if you own or purchase shares of the Fund valued at $10,000 or more. Call 800-686-6884 for details and to establish a Plan.

•
Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from the Plan Account consisting of shares of the Fund that you deposit.

•
Any cash dividends and capital gains distributions on shares held in the Plan Account are automatically reinvested.

•
Sufficient shares will be redeemed at NAV to provide the cash necessary for each withdrawal payment.

•
Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day’s NAV, and checks are mailed promptly thereafter.

•
If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

•
As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Consult your financial adviser about whether the Plan is appropriate for you.

Information about Online Account Information and Transactions
To open an Eligible Online Account, please visit www.sequoiafund.com. Once you have opened an account online, you may check your Fund account balance, purchase or redeem shares of the Fund through the website and establish online transactional privileges (which require you to enter into a user’s agreement to enroll for these privileges). Transactions through the website are subject to the same minimums as other transaction methods.
To purchase shares online, you must have ACH instructions on your account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Payment for purchases of Fund shares through the website may be made only through an ACH debit of your bank account.
The Fund limits the amount that you may redeem through the website to $50,000 or less per day. Redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.
You should be aware that the Internet is an unsecured, unstable, and unregulated environment. Your ability to use the Fund’s website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties. While the Fund and its service providers have established reasonable security and other procedures addressing online privileges, they cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method.
Neither the Fund nor its affiliates or its transfer agent will be liable for any such delays or malfunctions or for unauthorized interception or access to communications or account information, provided the Fund and its service providers have followed their procedures addressing online privileges. In addition, neither the Fund nor its affiliates or its transfer agent

Sequoia Fund
May 1, 2019

will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions, provided the Fund or its service provider accepting the instructions reasonably believe the instructions were genuine.
Frequent Purchases and Redemptions of Shares
The Fund historically has been less at risk for frequent purchases and redemptions of shares of the Fund by shareholders of the Fund (“market timing”) than other mutual funds. In addition, the Fund historically has not experienced significant shareholder turnover. Nonetheless, because market timing activities can be detrimental to the Fund’s performance, the Fund, as a policy, discourages market timing and has a policy of monitoring trading of the Fund’s shares for frequent purchases and redemptions. Consequently, the Fund has implemented certain surveillance procedures designed to detect and deter market timing. Under these procedures, the Fund’s Chief Compliance Officer (the “CCO”) reviews direct shareholder transactions for potential market timing activity. If the Fund’s CCO determines that certain transactions rise to the level of market timing, the accounts in which those transactions have taken place may be immediately “blocked” and future purchases or exchange activity will be restricted or eliminated for such account or accounts for such term as the CCO shall determine.
Transactions Through Financial Services Organizations
Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in “good order” and have been transmitted in a timely manner. Client orders received prior to the close of the Exchange (currently 4:00 p.m., Eastern Time), will be priced at the Fund’s NAV next calculated following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organization may charge a separate transaction fee or a fee for administrative service in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a broker or other financial organization, please refer to the organization’s program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).
Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their clients’ accounts following redemptions, in a timely manner in accordance with their client agreements and this Prospectus.
Certain financial intermediaries holding Fund shares for the benefit of their customers provide recordkeeping and other administrative services to those customers investing in the Fund. The Adviser and the Distributor have agreed to pay certain of these financial intermediaries an asset-based fee of up to 0.10% of the average daily net assets attributable to the intermediary for providing such recordkeeping and administrative services to their customers.
Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third-party organizations.
Unclaimed Property
Each state has rules governing the definition and treatment of unclaimed property.
Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder (or a designated representative thereof), but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 800-686-6884.

Sequoia Fund
May 1, 2019

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional whole or fractional shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution. You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by sending a written request to:
Sequoia Fund, Inc.
c/o DST Systems, Inc.
P.O. Box 219477
Kansas City, MO 64121-9477
There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.
For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund’s distributions also may be subject to state and local taxes.
A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.
Unrealized capital gains represent a substantial portion of the value of your investment in the Fund. As of March 31, 2019, the net unrealized appreciation of the Fund’s portfolio was approximately 40.3% of the Fund’s net assets. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should carefully consider these potential tax effects on your investment in the Fund.
Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

Sequoia Fund
May 1, 2019

GENERAL INFORMATION
You may obtain copies of the Fund’s most recent Prospectus, SAI, annual and semi-annual reports and account applications by visiting the Fund’s website at www.sequoiafund.com.
Due to the relatively high cost to the Fund of maintaining low balance accounts, the Fund requests that you maintain an account balance of more than $2,000. If your account balance is $2,000 or less for 90 days or longer, the Fund reserves the right to redeem the shares in your account at their current NAV on the redemption date after giving you 60 days’ notice to increase the balance. The redemption of shares could have tax consequences for you. Your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. A description of the Fund’s policies and procedures with respect to the disclosures of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.sequoiafund.com.

Sequoia Fund
May 1, 2019

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2018, 2017, 2016 and 2015 has been audited by KPMG LLP, independent registered public accounting firm for the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. The information for the one-year period ended December 31, 2014 was audited by other auditors.
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$169.55	$161.28	$207.26	$235.00	$222.92
Income from investment operations
Net investment loss	(0.69)	(0.59)	(0.43)	(1.08)	(0.61)
Net realized and unrealized gains (losses) on investments	(2.67)	32.12	(15.16)	(16.15)	17.23
Net increase (decrease) in net asset value from operations	(3.36)	31.53	(15.59)	(17.23)	16.62
Less distributions from
Net realized gains	(33.99)	(23.26)	(30.39)	(10.51)	(4.54)
Net asset value, end of year	$132.20	$169.55	$161.28	$207.26	$235.00
Total Return	(2.62)%	20.07%(a)	(6.90)%	(7.31)%	7.56%
Ratios/Supplementary data
Net assets, end of year (in millions)	$3,436	$4,246	$4,096	$6,741	$8,068
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser(b)	1.06%	1.07%	1.07%	1.03%	1.03%
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.42)%	(0.35)%	(0.22)%	(0.42)%	(0.26)%
Portfolio turnover rate	27%	18%	16%	10%	8%
(a)
Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2017 by 0.05%.

(b)
Reflects reductions of 0.05%, 0.02% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2018, 2017 and 2016, respectively.

Sequoia Fund
May 1, 2019

For more information about the Fund, the following documents are available upon request:
Annual/Semi-Annual Reports to Shareholders
The Fund’s Annual and Semi-Annual Reports to shareholders contain additional information on the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s current Annual and Semi-Annual Reports are available on the Fund’s website: www.sequoiafund.com.
Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Fund’s operations and investment policies and procedures, including the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus. The Fund’s SAI is available on the Fund’s website: www.sequoiafund.com.
You may request a free copy of the current Annual/Semi-Annual Report or the SAI or make shareholder inquiries, by contacting your broker or other financial intermediary, or by contacting the Fund:
By mail:
Sequoia Fund, Inc.
9 West 57th Street, Suite 5000
New York, N.Y. 10019-2701

By phone:
800 686-6884

Or you may view or obtain these documents from the Securities and Exchange Commission (“Commission”):
•
Call the Commission at 202-551-8090 for information on the operation of the Public Reference Room.

•
Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov.

•
Copies of the documents may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-1520.

File No. 811-01976

PRIVACY NOTICE
(This Notice is not part of the Prospectus)
To the Clients of Ruane, Cunniff  & Goldfarb L.P. and Ruane, Cunniff  & Goldfarb LLC
and Shareholders of Sequoia Fund, Inc.
Ruane, Cunniff  & Goldfarb L.P., Ruane, Cunniff  & Goldfarb LLC and Sequoia Fund, Inc. (“We”) do not disclose non-public personal information about our clients (or former clients) or shareholders (or former shareholders) (“You”) to third parties except as described below.
We collect information about you (such as your name, address, social security number, assets and income) from our discussions with you, from documents that you may deliver to us and in the course of providing advisory services to you. We may use this information to open an account for you, to process a transaction for your account or otherwise in furtherance of our business. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account and have a need for such information, such as a broker. We may also disclose such information to service providers that agree to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide non-public personal information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.
We restrict access to non-public personal information about you to our employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

9 West 57th Street, Suite 5000
New York, NY 10019
(212) 832-5280
info@ruanecunniff.com
For additional information about Ruane, Cunniff  & Goldfarb and Sequoia Fund, please visit www.ruanecunniff.com and www.sequoiafund.com.

SEQUOIA FUND, INC.

Ticker: SEQUX

9 West 57th Street, Suite 5000

New York, New York 10019-2701

(Telephone: 800-686-6884)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

This statement of additional information ("SAI") for the Sequoia Fund (the "Fund") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated May 1, 2019, as amended or supplemented from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Fund's audited financial statements for the fiscal year ended December 31, 2018, included in the Fund's annual report to shareholders ("Annual Report"), are incorporated into this SAI by reference and this SAI is incorporated by reference into the Prospectus. Copies of the Prospectus and the Annual Report may be obtained without charge by writing or calling the Fund at the address and telephone number set forth above or by accessing the Fund's website: www.sequoiafund.com. The website does not form part of the Prospectus or SAI.

THE FUND

Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks long-term growth of capital.

INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS

Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund may also invest in restricted securities, certain special situations, debt securities and securities offered in initial public offerings. The following supplements the information contained in the Prospectus concerning the investment objective, strategies and policies and risks of investing in the Fund.

(a)	Foreign Securities

Investments may be made in both domestic and foreign companies. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and may be closed for extended periods, and securities of some foreign companies may be more difficult to trade or dispose of and more volatile than securities of comparable domestic companies. Transaction costs and brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, may be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in domestic markets, may be complex and may result in increased risk or substantial delays. There may be less government regulation and/or supervision of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the repatriation of funds or other assets, or diplomatic developments that could affect investments in those countries. Certain foreign governments levy withholding or other taxes against dividend and interest income from, or transactions in, foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities. Individual foreign economies may differ favorably or unfavorably from that of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(b)	Restricted or Not Readily Marketable Securities

The Fund may invest in securities acquired in a privately-negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended (the "Securities Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted security if such investment would cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them more difficult to trade or dispose of. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

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The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c)	Special Situations

The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations may involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d)	Debt Securities

The Fund may invest in corporate and U.S. Government debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

The Fund's investments in debt securities are subject to credit risk. An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Fitch Ratings and other ratings agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

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The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and increase in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

(e)	Initial Public Offerings

The Fund may invest in securities issued in initial public offerings ("IPOs"). IPO securities are subject to market risk and liquidity risk. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the net asset value per share ("NAV") and return earned on the Fund's shares. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.

(f)	Other Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will typically be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.

Under the 1940 Act, a diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company under the 1940 Act and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it intends to do (see "Tax Considerations"). The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without shareholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its shareholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a shareholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act. The Fund may not:

1.       Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities"), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.       Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

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3.       Purchase or sell commodities or commodity contracts.

4.       Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See "Restricted or Not Readily Marketable Securities").

5.       Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

6.       Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7.       Make short sales of securities.

8.       Purchase or sell puts and calls on securities.

9.       Participate, on a joint or joint and several basis, in any securities trading account.

10.       Purchase the securities of any other investment company except (1) in the open market where, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

11.       Invest in companies for the purpose of exercising management or control.

12.       Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

13.       Issue senior securities, except as permitted by the 1940 Act.

14.       Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Goldfarb L.P., the Fund's investment adviser (the "Adviser"), owning, individually, more than 1/2 of 1% of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE MKT.

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(g)	Cybersecurity

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks.

Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, the Adviser, or any of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs, financial losses or the inability of Fund shareholders to transact business. While measures have been developed that are designed to mitigate risks associated with cyber-attacks, there is no guarantee that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries or companies in which it invests or with which it does business. Cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. There can be no assurance that the Fund and the Fund’s service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

MANAGEMENT

Board of Directors Information

The business and affairs of the Fund are overseen by the Board of Directors (the "Board"). Certain information concerning the Board is set forth below.

Name, Address* and Age	Position(s) Held with Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held During Past 5 Years	Dollar Range of Equity Securities of the Fund as of December 31, 2018
Interested Directors

John B. Harris, 42***	Director	Since May 20, 2016	Managing Director of the Investment Adviser since February 2018; Analyst of the Adviser or RCG Inc. since prior to 2014; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None	Over $100,000(1)

Gregory Steinmetz, 57***	Director	Since January 1, 2019+	Analyst of the Adviser or RCG Inc.	None	Over $100,000

Independent Directors

Peter Atkins, 55****	Director	Since September 12, 2016	Managing Director, Permian Partners (Investment Manager).	None	None

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Name, Address* and Age	Position(s) Held with Fund	Length of Time Served**	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held During Past 5 Years	Dollar Range of Equity Securities of the Fund as of December 31, 2018

Melissa Crandall, 39****	Director	Since September 12, 2017

Principal, Executive Recruiter, Third Street Partners (Talent Management) since 2018; Principal,

Executive Recruiter, Braddock Matthews, LLC (Talent Management) 2015-2017; Principal, Executive Recruiter, The Prince Houston Group (Talent Management) 2008-2014.

				None	None

Edward Lazarus, 59****	Chairman of the Board and Director	Since November 11, 2014	Chief Legal Officer and Corporate Secretary, Sonos, Inc. (consumer electronics) since January 2019; Former Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None	$50,001 - $100,000

Roger Lowenstein, 65****	Director	Since 1998	Writer for Major Financial and News Publications.	None	Over $100,000

Tim Medley, 75****	Director	Since March 14, 2016	President, Medley & Brown, LLC (SEC-registered investment adviser).	None	Over $100,000

*	The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.
**	Directors serve until their resignation, removal or death.
***	"Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Adviser.
****	Member of the Fund's Audit Committee and Nominating Committee.
§	The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.
+	Mr. Steinmetz was elected as a Director of the Fund at a Board meeting held on December 4, 2018, effective January 1, 2019.
(1)	Mr. Harris is an officer, director and voting stockholder of Ruane, Cunniff & Goldfarb Inc. (“RCG Inc.”), the parent company of the Adviser. Mr. Harris is a beneficiary of the Profit-Sharing Plan of RCG Inc., which holds for its participants 306,609 shares of the Fund's common stock.

Leadership Structure and the Board

The Board is responsible for overseeing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders. Currently, the Board is composed of seven Directors, five of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors" or "Disinterested Directors"). The Disinterested Directors meet regularly in executive sessions among themselves and with their independent counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Disinterested Directors may deem necessary. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Fund has engaged the Adviser to manage the Fund, and the Board is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

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The Fund's Amended and Restated By-Laws and the Nominating Committee Charter do not set forth any specific qualifications to serve as a Director. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is a Disinterested Director. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

It has been determined that the Board's leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund's investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Disinterested Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Lazarus provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Fund management, the Adviser and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund's portfolio securities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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Committee Structure

The Board has two standing committees – an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board. The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee met once during the Fund's most recently completed fiscal year.

Officer and Other Fund Information

Certain information concerning the Fund's officers is set forth below.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During the Past 5 Years

John B. Harris (42)	President and CEO (5/18)	See biography above.

Wendy Goodrich (53)	Executive Vice President (3/17)	Executive Vice President of the Adviser since November 2016; Managing Member of Absolute Return Consulting LLC until 2016.

Patrick Dennis (48)	Treasurer (11/17)	Chief Financial Officer of the Adviser since November 2017; Chief Financial Officer of Associated Capital Group, Inc. from 2015 until November 2017; Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase from 2013 until 2015.

Michael Sloyer (58)	General Counsel and Chief Compliance Officer (12/13); Secretary (3/17)	General Counsel of the Adviser.

Michael Valenti (50)	Assistant Secretary (3/07)	Administrator of the Adviser.

*	The address for each of the Fund’s officers is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.

As of March 31, 2019, the Directors and Officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2018 paid by the Fund to each of the Directors is set forth below. The Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
John B. Harris	$0	-0-	-0-	$0
Gregory Steinmetz*	$0	-0-	-0-	$0
Roger Lowenstein	$80,000	-0-	-0-	$80,000
Edward Lazarus	$80,000	-0-	-0-	$80,000
Tim Medley	$80,000	-0-	-0-	$80,000
Peter Atkins	$80,000	-0-	-0-	$80,000
Melissa Crandall	$80,000	-0-	-0-	$80,000

*	Mr. Steinmetz was elected as a Director of the Fund at a Board meeting held on December 4, 2018, effective January 1, 2019.

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The Fund, the Adviser and Ruane, Cunniff & Goldfarb LLC, the Fund's distributor (the "Distributor"), have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund. The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest when personnel from the Adviser engage in personal securities transactions.

The Fund has adopted the Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Adviser to identify and address conflicts of interest between the Adviser or the Distributor (or any affiliated person of the Adviser, the Distributor or the Fund) and the shareholders of the Fund. If a material conflict of interest exists, the Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the shareholders of the Fund or take some other appropriate action.

The Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, by visiting the Fund's website at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission (the “Commission”) website at www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Ruane, Cunniff & Goldfarb L.P. (the “Adviser”), a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc. (“RCG Inc.”), serves as the Fund’s investment adviser pursuant to an investment advisory contract dated April 17, 2017 (the “Advisory Contract”) that was entered into by the Fund and RCG Inc. Effective March 31, 2018, RCG Inc. assigned the Advisory Contract to the Adviser in connection with an internal modernization of RCG Inc.’s corporate structure, in which RCG Inc. transferred its advisory operations to the Adviser. This transfer did not result in a change of ownership, actual control or management of the Fund’s investment adviser or in a change to any of the terms of the Advisory Contract, and did not cause a termination of the Advisory Contract.

The Advisory Contract continues in effect for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Board, and by a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Continuance of the Advisory Contract was approved for an additional annual term at a meeting of the Board on December 4, 2018.

Pursuant to the terms of the Advisory Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

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In addition, the Adviser, or its affiliates, are obligated under the Advisory Contract to pay or reimburse the Fund for the following expenses incurred by the Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials. The Fund is responsible and has assumed the obligation for payment of all of its other expenses including: (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Adviser under the Advisory Contract).

The Advisory Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board, or by the Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

For the services provided by the Adviser under the Advisory Contract, the Adviser receives from the Fund a management fee equal to 1.00% per annum of the Fund's average daily net asset values. The management fee is accrued daily and paid monthly.

Under the terms of the Advisory Contract, the Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of $30 million of net assets, plus 1.00% of the average daily net asset value in excess of $30 million. The reimbursement will be in effect only so long as the Advisory Contract is in effect. Operating expenses for the purposes of the Advisory Contract do not include the expenses listed in clauses (a), (b) and (c) above. During the fiscal year ended December 31, 2018, the Fund incurred operating expenses of $45,179,992 of which the Fund’s investment adviser reimbursed the Fund $2,449,992. During the fiscal year ended December 31, 2017, the Fund incurred operating expenses of $45,032,541 of which the Fund’s investment adviser reimbursed the Fund $2,890,879. During the fiscal year ended December 31, 2016, the Fund incurred operating expenses of $54,880,933 of which the Fund’s investment adviser reimbursed the Fund $3,517,864.

The Adviser acts as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Distributor, which is an affiliate of the Adviser, serves as the Fund's distributor and primary broker.

The Adviser is a wholly-owned subsidiary of RCG Inc. and is managed by its general partner, RCG-GP LLC. Employees of the Adviser collectively own a majority of the voting securities of each of RCG Inc. and RCG-GP LLC. Mr. Harris serves as President and CEO of RCG Inc., Managing Director of the Adviser and Managing Partner of RCG-GP LLC.

Management Fee

The following chart sets forth, for each of the last three years, (i) the management fee that was received by the Fund’s investment adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Fund’s investment adviser from the Fund.

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Year Ended	Management Fee	Amount Reimbursed	Net Amount Received

December 31, 2016	$51,213,068	$3,517,864	$47,695,204
December 31, 2017	$41,991,661	$2,890,879	$39,100,782
December 31, 2018	$42,580,000	$2,449,992	$40,130,008

Portfolio Managers and Investment Committee

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Advisory Contract. John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan are the co-portfolio managers of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"), are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Committee, which reflects the team approach used by the Adviser, meets regularly to determine the current investment parameters of the Fund. The Committee is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Gregory Alexander, who is a non-voting member of the Committee.

Mr. Harris, as Chair of the Committee, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund does not directly compensate the co-portfolio managers. Each co-portfolio manager’s compensation is paid solely by the Adviser in the form of a fixed salary and bonus. In addition, each co-portfolio manager also receives a percentage of the net profits of RCG Inc. based on his share ownership of RCG Inc. The net profits of RCG Inc. include profits of the Adviser and of the Distributor (if any), a portion of which is derived from the Fund's use of the Distributor to effect securities transactions. The co-portfolio managers are not compensated based directly on the performance of the Fund. The Fund, with net assets of $3,435,507,533 at December 31, 2018, is the sole registered investment company managed by the Committee and its members. The advisory fee paid by the Fund is not based on the performance of the Fund.

The following tables provide information regarding other pooled investment vehicles and other accounts over which the co-portfolio managers also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of December 31, 2018.

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
John B. Harris	3	$577,612,963	2	$476,075,000
Arman Gokgol-Kline	0	$0	0	$0
Trevor Magyar	0	$0	0	$0
D. Chase Sheridan	0	$0	0	$0

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OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
John B. Harris	1,559	$6,349,422,214	0	$0
Arman Gokgol-Kline	1,559	$6,349,422,214	0	$0
Trevor Magyar	1,559	$6,349,422,214	0	$0
D. Chase Sheridan	1,563	$6,360,832,428	0	$0

Potential conflicts of interest may arise for any co-portfolio manager between the management of the investments of the Fund and the management of the investments of the other pooled vehicles and other accounts. Although such accounts and vehicles are managed in a similar manner to the Fund, the accounts and vehicles are not subject to the same regulatory requirements and restrictions as the Fund. In addition, concentrations of securities and cash may differ between any account or vehicle and the Fund due to many factors and circumstances.

The Adviser has adopted policies and procedures designed to ensure that investment allocations and trading practices are fair to its clients and that no client is disadvantaged over any other client over time. The Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Adviser engage in personal securities transactions.

The dollar ranges of the Fund's equity securities owned directly or beneficially by the co-portfolio managers as of December 31, 2018 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES OF THE FUND

John B. Harris	over $1,000,000

Arman Gokgol-Kline	over $1,000,000

Trevor Magyar	over $1,000,000

D. Chase Sheridan	over $1,000,000

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

Ruane, Cunniff & Goldfarb LLC (the “Distributor”), an affiliate of the Adviser located at 9 West 57th Street, Suite 5000, New York, NY 10019-2701, is the Fund's distributor. Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor serves as the Fund's distributor and principal underwriter and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock. The Distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

The Distribution Agreement was approved through December 31, 2019 by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 4, 2018. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

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The Fund paid no underwriting commissions to the Distributor for the years ended December 31, 2016, December 31, 2017 or December 31, 2018.

ADMINISTRATOR

The Bank of New York Mellon ("BNY Mellon" or the "Administrator") provides certain administration and accounting services to the Fund pursuant to a Fund Administration and Accounting Services Agreement between the Fund and BNY Mellon.

The Administrator provides various administrative and accounting services necessary for the operations of the Fund, including certain valuation support and accounting services, financial reporting services, tax services and fund administration services.

For providing such services, the Administrator receives a base fee and an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses. During the fiscal year ended December 31, 2018, the Fund incurred $159,605 in administration and accounting services fees.

ALLOCATION OF PORTFOLIO BROKERAGE

The Fund has authorized the Adviser to use the Distributor to effect securities transactions for the Fund. The Fund has adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the affiliated broker-dealer be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply Section 28(e) eligible brokerage or research services to the Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions. In these limited circumstances, the Adviser may direct orders to a broker-dealer in recognition of the brokerage or research services it furnishes to the Adviser and pay commissions to the broker-dealer in excess of the amounts other broker-dealers would have charged for executing the orders. The services that the Adviser may obtain in these limited circumstances include attendance at seminars and conferences and meetings with corporate executives of issuers whose securities are held in client accounts or that are under consideration by the Adviser. The Adviser would not attempt to allocate among its clients the relative costs or benefits of the services obtained, believing that the services, in the aggregate, assist the Adviser in fulfilling its overall duty to its clients. The Adviser would periodically determine in good faith that the commissions paid for the services are reasonable in relation to the value of the services provided by broker-dealers, viewed either in terms of a particular transaction or the Adviser's overall duty to its clients.

The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter ("OTC") market or the third market. It may also execute transactions in listed securities through the third market. Where transactions are executed in the OTC market or the third market, the Adviser seeks to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

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The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

Year Ended	Total Brokerage Commissions Paid*		Brokerage Commissions Paid to the Distributor*
December 31, 2016	$1,272,509		$1,272,509
December 31, 2017	$302,674	**	$302,674	**
December 31, 2018	$571,520	**	$571,520	**

*	This amount includes foreign securities transaction fees of $62,263, $67,719 and $161,410 paid in connection with foreign securities transactions for the fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018, respectively.
**	The total brokerage commission paid by the Fund decreased materially in 2017 from the previous year due to a decrease in the number of portfolio transactions. The total brokerage commissions paid by the Fund increased materially in 2018 from the previous year due to an increase in the number of portfolio transactions.

During the year ended December 31, 2018, the brokerage commissions and fees paid to the Distributor, an affiliated person of the Fund, represented 100% of the total brokerage commissions and fees paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions and fees were paid.

DISCLOSURE OF PORTFOLIO HOLDINGS

To prevent the misuse of non-public information about the Fund's portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties non-public information of a material nature about the Fund's specific portfolio holdings. Disclosure of non-public information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers. The Fund provides quarterly portfolio holdings information to Morningstar, Inc. approximately 3-5 business days after each quarter end. The Fund requires parties to whom non-public information about the Fund's portfolio holdings has been disclosed to keep such information confidential. The Fund also prohibits such parties from trading on the basis of such information. The Fund receives no compensation for such disclosures. The Fund has procedures for preventing the unauthorized disclosure of material non-public information about the Fund's portfolio holdings. The Fund, Adviser and Distributor have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly discloses its portfolio holdings information on a quarterly basis by way of filings with the Commission on Form N-PORT; information reported on Form N-PORT is made publicly available 60 days after the end of each quarter. The Fund also publicly discloses its portfolio holdings information in its shareholder reports, which are filed with the Commission within 70 days after the end of the second and fourth quarters and are available to the public on the Fund's website or by calling the Fund's toll-free telephone number. Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

NET ASSET VALUE

The net asset value of each share ("NAV") of the Fund's common stock on which the subscription and redemption prices are based is determined as of the close of regular trading of the Exchange (generally 4:00 p.m., Eastern Time) each day the Exchange is open for business (each a "Fund Business Day"). The Exchange is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

For purposes of this computation, readily marketable portfolio securities listed on the Exchange are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on the Exchange, the security is valued at the mean of the last bid and asked prices on such day. If no bid and asked prices are quoted on the Exchange, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value.

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Securities traded on a foreign exchange are valued at the official closing price (or, in the absence of an official closing price, the last quoted sales price, or, in the absence of an official closing price and last quoted sales price, the mean of the last bid and asked prices) on the last business day on the principal exchange on which the security is primarily traded. Values for securities listed on a foreign exchange are converted into their U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the Exchange on that day.

Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges (excluding the Nasdaq Stock Market, Inc. ("NASDAQ")) are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on such exchange, the security is valued at the mean of the last bid and asked prices on such day. If no bid and asked prices are quoted on such exchange, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price.

Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill with a remaining maturity in excess of 60 days is valued on the basis of market quotations and estimates until the 60th day prior to maturity, at which point it is valued at amortized cost. In that event, the cost of the security is deemed to be the security's stated market value on the 61st day prior to maturity.

All other assets of the Fund, including restricted and not readily marketable securities, are valued in accordance with the Fund's valuation procedures established by and under the supervision of the Board. Portfolio securities for which market quotations are insufficient or not readily available, portfolio securities for which (in the judgment of the Adviser) the prices or values available do not represent the fair value of the securities, and portfolio securities determined to be illiquid are valued at fair value as determined by the Adviser as of the valuation time in accordance with the Fund's valuation procedures.

For purposes of determining the Fund's NAV each day, the value of all assets and liabilities initially expressed in a foreign currency is converted into U.S. Dollars at the foreign exchange rate in effect at the close of the Exchange on that day.

PURCHASE AND REDEMPTION OF SHARES

Purchases: General

The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice. The Fund also reserves the right to reject any order, whether direct or through an intermediary, to purchase shares (including additional purchases by existing shareholders).

Purchases: Limitations or Restrictions

The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund's investment strategy or objective or otherwise control the Fund's asset levels. The Fund may, for example, take one or more of the following actions to limit or restrict purchases of Fund shares:

•	Permit only existing shareholders to add to their existing accounts through the purchase of additional Fund shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned;

•	Limit the ability to open new accounts through financial intermediaries and other financial services organizations;

•	Limit shareholders' ability to add to their accounts through the Automatic Investment Plan ("AIP") or increase the AIP amount;

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•	Limit the ability of sponsors of qualified contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans or 457 plans and other intermediaries to permit purchases by new plans or existing participants;

•	Limit the ability of financial intermediaries and financial advisers to purchase shares for any new or existing client; and

•	Prohibit new purchases by existing shareholders and any new investor and transfers of Fund shares by an existing shareholder to any new investor.

When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund's investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.

When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies it, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com.

The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares.

Redemptions

The right of redemption may not be suspended or (other than by reason of a shareholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a shareholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine its NAV, or for such other period as the Commission may by order permit for the protection of shareholders of the Fund.

Additional Purchase and Redemption Information

You may visit the Fund’s website at www.sequoiafund.com. In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website. The Fund has entered into an agreement with a third-party service provider pursuant to which it supports the Fund's online capabilities. A provision of that agreement limits the service provider's liability to the Fund such that the service provider's liability would not exceed (i) as to any single claim, an amount exceeding the aggregate fees received by the service provider during the three months preceding the occurrence from which the claim arises and (ii) as to all claims, an amount exceeding the aggregate fees received by service provider during the most recent 12-month term of services with respect to which the claim arises.

Payments to Intermediaries

Certain financial intermediaries holding Fund shares for the benefit of their customers provide recordkeeping, shareholder servicing and other administrative services to those customers investing in the Fund. The Adviser and the Distributor have agreed to pay certain of these financial intermediaries an asset-based fee of up to 0.10% of the average daily net assets attributable to the intermediary for providing such recordkeeping, shareholder servicing and administrative services to their customers.

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TAX CONSIDERATIONS

The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth above) in the proportion of its assets that may be invested in the securities of a single issuer. However, for the fiscal year ended December 31, 2018, the Fund has qualified, and for each fiscal year thereafter the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Code (a "RIC"), which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer (the "25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than 5 percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer (the "50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a RIC if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a RIC. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a RIC. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its shareholders are taxable to the recipient shareholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate shareholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements. Dividends received from REITs generally do not constitute qualified dividend income. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

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A mutual fund company is required to know the cost accounting method you would like used when the company calculates the gain or loss associated with your redemption requests, either at the time of the redemption or prior to the redemption requests. If the mutual fund company does not have that information on file, it is required to use a default method to determine the cost basis.

The Fund has chosen the High Cost method as its default cost accounting method. Under the High Cost method, the shares with the highest cost are redeemed first. This default method will be utilized after all shares held prior to January 1, 2012 ("non-covered shares") are redeemed.

The Fund also offers the following methods of calculating cost basis for purposes of computing the gain or loss associated with a redemption request:

•	Average Cost – Values the cost of shares in an account by averaging the effect of all purchases made after January 1, 2012 in the account.

•	First-In First-Out – Shares acquired first in the account are the first shares depleted.

•	Last-In First-Out – Shares acquired last in the account are the first shares depleted.

•	Low Cost – Shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization – Depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term shares) will be redeemed before shares owned more than one year (long-term shares). For gains, long-term shares will be redeemed before short-term shares. With favorable long-term gains rates, long-term gains are given priority over short-term gains to reduce tax liability.

•	Specific Lot Identification – The shareholder selects which lots to deplete at the time the redemption is requested. When choosing this method, the shareholder must select one of the following secondary methods as an alternate in the event a specific lot for depletion is not provided: First-In First-Out; Last-In First-Out; High Cost; Low Cost or Loss/Gain Utilization.

If you do not wish to utilize the High Cost calculation chosen by the Fund, you may elect to utilize a different accounting method for your future redemption activity. If you elect a method other than High Cost or Specific Lot Identification, the method you choose will not be utilized until all shares held prior to January 1, 2012 are redeemed. If you elect Specific Lot Identification as your cost method, you may select from both covered and non-covered shares for your redemption request. The Fund does not maintain historic lot information for non-covered shares. Be sure to consult your tax advisor regarding which method may be right for you.

COMMON STOCK

The authorized capital stock of the Fund consists of 100,000,000 shares of common stock, each having $.10 par value.

The Fund is a Maryland corporation. The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of common stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate NAV determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.

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The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board.

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the close of business on March 31, 2019:

Name and Address	Number of Shares	% of Shares

CHARLES SCHWAB & CO INC. 211 MAIN ST. SAN FRANCISCO, CA 94105-1905	2,386,770.52	9.4445%

CUSTODIAN, REGISTRAR AND SHAREHOLDER SERVICING AGENT, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Bank of New York Mellon, 240 Greenwich St., New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board, The Bank of New York Mellon may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the registrar and shareholder servicing agent for the Fund.

Seward & Kissel LLP, 901 K Street, NW Washington, DC 20001, serves as counsel to the Fund.

KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as independent registered public accounting firm for the Fund.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for its fiscal year ended December 31, 2018 and the corresponding report of KPMG LLP are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the Commission on February 28, 2019. The Annual Report is available without charge upon request by contacting the Fund at 1-800-686-6884.

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Part C – Other Information.

Item 28.	Exhibits

The following Exhibits are filed as part of this Post-Effective Amendment to the Registrant's Registration Statement:

(a)	(1)	Articles of Incorporation - Incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the Securities and Exchange Commission (“SEC”) on April 17, 1998.

	(2)	Articles of Amendment - Incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 17, 1998.

	(3)	Articles of Amendment - Incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 17, 1998.

	(4)	Articles of Amendment - Incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 17, 1998.

	(5)	Articles of Amendment - Incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 43 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 17, 1998.

	(6)	Articles Supplementary - Incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 48 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 29, 2002.

(b)		Amended and Restated By-Laws – Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 72 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2017.

(c)		Not Applicable.

(d)	(1)	Investment Advisory Contract between the Registrant and Ruane, Cunniff & Goldfarb Inc. – Incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 72 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2017.

	(2)	Assignment and Assumption Agreement between Ruane, Cunniff & Goldfarb Inc. and Ruane, Cunniff & Goldfarb L.P. relating to the Investment Advisory Contract – Incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 74 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 27, 2018.

(e)		Distribution Agreement between the Registrant and Ruane, Cunniff & Goldfarb LLC – Incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 72 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2017.

(f)		Not Applicable.

(g)	(1)	Amended and Restated Custody Agreement between the Registrant and The Bank of New York Mellon (“BNYM”), dated July 15, 2013 – Incorporated by reference to Exhibit (g)(1)of Post-Effective Amendment No. 68 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2015.

	(2)	Foreign Custody Manager Agreement between the Registrant and BNYM, dated July 15, 2013 – Incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 68 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2015.
(h)	(1)(a)	Services Agreement between the Registrant and Data-Sys-Tance, Inc. - Incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 17, 1998.

	(1)(b)	Amendment to Services Agreement between the Registrant and Data-Sys-Tance, Inc., dated May 17, 2014 – Incorporated by reference to Exhibit (h)(1)(b) of Post-Effective Amendment No. 68 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2015.

	(1)(c)	Amendment to Services Agreement between the Registrant and Data-Sys-Tance, Inc., dated June 3, 2015 – Incorporated by reference to Exhibit (h)(1)(c) of Post-Effective Amendment No. 70 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 29, 2016.

	(2)(a)	Fund Administration and Accounting Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated June 30, 2014 – Incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 68 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2015.

	(2)(b)	Amendment to Fund Administration and Accounting Agreement between the Registrant and BNYM (as assigned from BNY Mellon Investment Servicing (US) Inc.) – Incorporated by reference to Exhibit (h)(2)(b) of Post-Effective Amendment No. 74 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 27, 2018.

(i)		Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)		Consent of KPMG LLP – Filed herewith.

(k)		Not Applicable.

(l)		Not Applicable.

(m)		Not Applicable.

(n)		Not Applicable.

(o)		Reserved.

(p)	(1)	Amended and Restated Code of Ethics, dated March 6, 2018 – Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 74 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 27, 2018.

	(2)	Code of Ethics of the Independent Directors of the Registrant, dated September 12, 2016 – Incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 72 of the Registrant’s Registration Statement on Form N-1A (File Nos. 2-35566 and 811-01976) filed with the SEC on April 28, 2017.

Other Exhibits: Powers of Attorney for Peter Atkins, Melissa Crandall, Edward Lazarus, Roger Lowenstein, Tim Medley and Gregory Steinmetz – Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No such persons.

Item 30.	Indemnification.

The Registrant incorporates herein by reference the response to “Item 19. Indemnification of Directors and Officers” of Registrant’s Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-01976) and its response to Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 31.	Business and Other Connections of Investment Adviser.

None.

Item 32.	Principal Underwriters.

(a) No such investment company.

(b) The following are the directors and officers of Ruane, Cunniff & Goldfarb LLC. The principal business address of each of these persons is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.

(1)	(2)	(3)
Positions and
	Positions and Offices	Offices with
Name	with Underwriter	Registrant

Michael Valenti	CEO and President	Assistant Secretary

Patrick Dennis	Financial and Operations Principal	Treasurer

Michael Sloyer	General Counsel and Chief Compliance Officer	Secretary, General Counsel and Chief Compliance Officer

(c) Not applicable.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) Ruane, Cunniff & Goldfarb L.P., 9 West 57th Street, Suite 5000, New York, NY 10019, (iii) The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Registrant's custodian, (iv) The Bank of New York Mellon, 4400 Computer Drive, Westborough, MA 01581, the Registrant’s fund administration and accounting agent, or (v) DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, the Registrant’s transfer agent and dividend disbursing agent.

Item 34.	Management Services.

No such management-related service contracts.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 30th day of April, 2019.

SEQUOIA FUND, INC.

By:	/s/John B. Harris
John B. Harris President, Chief Executive Officer and Director

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

(1) Principal Executive Officer:	President, CEO and Director	April 30, 2019

By: /s/John B. Harris
John B. Harris

(2) Principal Financial and Accounting Officer:	Treasurer	April 30, 2019

By: /s/Patrick Dennis
Patrick Dennis

(3) All of the Directors:

By: /s/John B. Harris		April 30, 2019
John B. Harris

Peter Atkins *	Director	April 30, 2019
Melissa Crandall*	Director	April 30, 2019
Edward Lazarus*	Director	April 30, 2019
Roger Lowenstein*	Director	April 30, 2019
Tim Medley*	Director	April 30, 2019
Gregory Steinmetz*	Director	April 30, 2019

* By: /s/ John B. Harris		April 30, 2019
John B. Harris
Attorney-in-Fact

INDEX TO EXHIBITS

(i)	Opinion and Consent of Seward & Kissel LLP

(j)	Consent of KPMG LLP

Other Exhibits:	Powers of Attorney for Peter Atkins, Melissa Crandall, Edward Lazarus, Roger Lowenstein, Tim Medley and Gregory Steinmetz